THE NORTHSTAR FUNDS
                          Prospectus Supplement dated
                        May 5, 1997 to Prospectus dated
                                 March 1, 1997

The following information supplements or replaces the information contained in the section of the Funds' prospectus entitled "Northstar Balance Sheet Opportunities Fund: Portfolio manager", "Northstar High Yield Fund: Portfolio manager" and "Meet the portfolio managers":

Effective May 5, 1997, the language on pages 12, 16 and 22, respectively, of the Prospectus has been changed to read as follows: Thomas Ole Dial serves as primary portfolio manager for the Northstar High Total Return Fund and Northstar Balance Sheet Opportunities Fund.

Jeffrey Aurigemma serves as primary portfolio manager for the Northstar High Yield Fund.

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             THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.